UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2006
GOLDEN STAR RESOURCES LTD.
(Exact name of registrant as specified in its charter)

CANADA	1-12284	98-0101955
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

10901 West Toller Drive,
Suite 300
Littleton, Colorado	80127-6312
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 830-9000
No Change
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
Press Release - Unaudited Financial Results
Press Release - Updated Mineral Reserve

Item 2.02. Results of Operations and Financial Condition.
     On February 1, 2006, Golden Star Resources Ltd. issued a press release reporting its unaudited financial results for the year and quarter ended December 31, 2005 and a press release updating its mineral reserve and mineral resource estimates as at December 31, 2005. Copies of these press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.
     The information in this Form 8-K, including the information set forth in Exhibit 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
No.	Description
99.1	Press release of Golden Star Resources Ltd., dated February 1, 2006, reporting unaudited financial results for the year and fourth quarter ended December 31, 2005.

99.2	Press release of Golden Star Resources Ltd., dated February 1, 2006, reporting updated mineral reserve and mineral resource estimates as at December 31, 2005.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: February 1, 2006

Golden Star Resources Ltd.

By:	/s/ Allan J. Marter

Allan J. Marter
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release of Golden Star Resources Ltd., dated February 1, 2006, reporting unaudited financial results for the year and fourth quarter ended December 31, 2005.

99.2	Press release of Golden Star Resources Ltd., dated February 1, 2006, reporting updated mineral reserve and mineral resource estimates as at December 31, 2005.